Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.	Exhibit 10.6

DATED 24th July 2014

(1) ISIS INNOVATION LIMITED

and

(2) MUOX LIMITED

SUPPLEMENTAL VARIATION DEED TO LICENCE OF KNOW-HOW

DATED 22 NOVEMBER 2013

(ISIS PROJECT Nos. 4417, 7903, 8066)

THIS DEED OF VARIATION is made on 24th July, 2014

BETWEEN:

(1)	ISIS INNOVATION LIMITED (Company No. 2199542) whose registered office is at University Offices, Wellington Square, Oxford OX1 2JD, England (the “Licensor”); and

(2)	MUOX LIMITED (Company No. 08338316) whose registered office is at 9400 Garsington Road, Oxford Business Park, Oxford, England, OX4 2HN (the “Licensee”).

BACKGROUND:

Under a Deed of Licence of Know-how entered into between the Licensor and the Licensee and its Affiliates to carry out further research and development of the Licensed Know-how dated 22 November 2013 (“the Know-how Licence”) the parties agreed to determine additions required to the Licensed Know-how set out in Schedule 2 to the Know-how Licence so that it accurately reflected the full extent of the Licensed Know–how at the date of the Know-how Licence.

AGREEMENT:

1.	Interpretation

Except as otherwise provided in this Deed of Variation, the words and expressions used in this Deed of Variation shall have the meanings set out in the Know-how Licence.

2.	Variation

2.1	In accordance with clause 2.1 of the Know-how Licence it is agreed that the information set out in the Schedule to this Deed of Variation will the added to Schedule 2 of the Know-how Licence and that as a result Schedule 2 will now reflect the totality of Licensed Know-how existing at the date of the Know-how Licence.

2.2	This Deed of Variation is supplemental to the Know-how Licence and except as specifically amended by this Deed of Variation shall continue in full force and effect in accordance with its terms.

2.3	This Agreement is governed by English Law, and the parties submit to the exclusive jurisdiction of the English Courts for the resolution of any dispute which may arise out of or in connection with this Agreement.

SCHEDULE 2 – KNOW-HOW

[List documents and attribute Part Numbers to each document]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 5 pages were omitted. [**]

Executed and delivered as a Deed on the date set forth on the first page.

EXECUTED AND DELIVERED
as a DEED for and on behalf of

ISIS INNOVATION LIMITED:

Name:	Linda Naylor
Position:	Director
Signature:	/s/ Linda Naylor

EXECUTED AND DELIVERED as a
DEED for and on behalf of
MUOX LIMITED:

Name:	Glyn Edwards
Position:	Director
Signature:	/s/ Glyn Edwards

Witness Name:	Carolyn Porter
Witness Address:	32 Manor Road
South Hinsey
OX1 5AS
Witness Signature:	/s/ Carolyn Porter

Witness:	Andy Mulvaney
Witness Address:	6 Medhurst Way
Oxford OX4 4NY

Witness Signature:	/s/ Andy Mulvaney